Warrant No. 5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTIIBCATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATI0N STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

WARRANT

ROCKY MOUNTAIN HIGH BRANDS INC.

(Incorporated under the laws of the State of Nevada)

This "Common Stock Purchase Warrant", effective October, 30, 2015, ("Warrant"), entitles Roy Meadows, an individual, residing at 207 Jasmine Lane, Longwood, Florida 32779, or her successors or assigns, (the "Holder"), for value received, subject to the terms and conditions set forth herein, to purchase from Rocky Mountain High Brands Inc., formerly named Totally Hemp Crazy Inc., a Nevada corporation (the "Company"), its successors or assigns, in whole or in part, forty-one million, four hundred and fifty-four thousand, eight hundred and fifty-one (41,454,851) shares of common stock of the Company (the "Common Stock"), which shall be fully paid and nonassessable securities of the Company (the "Warrant Securities"), upon payment of an exercise price per share of Common Stock by the Holder, her successors, assigns, of the lesser of (i) $0.005 per share, or (ii) an eighty percent (80%) discount to the average of the five (5) lowest bid prices during the thirty (30) trading days prior to the date of exercise of the Warrant, in whole or in part (the "Exercise Price"), and in accordance to the other terms and conditions herein.

1. Exercisability. In accordance with federal and state securities laws and regulation, this Warrant may be exercised in whole or in part, beginning on the date which is the earlier of six (6) months from the Company becoming a Reporting Company (as defined as an issuer with a class of securities registered under Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934, as amended, the "Exchange Act", which is subject to the periodic and current reporting requirements of Section 13 or 15(d) of the Securities Exchange Act and is hereinafter referred to as a SEC "Repotting Company"), or one (1) year from the date hereof if not a Reporting Company, and up to the date which is three (3) years from the date hereof (the "Exercise Period"), or through March 25, 2018, by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by check or wire transfer of the Exercise Price for such shares to the Company at the Company's offices, or exercised in accordance with Section 6 below. Notwithstanding the above, the Holder may not exercise any warrants if at the time of such exercise the amount of common stock issued upon exercise, when added to other shares of Company common stock owned by the Holder or which can be acquired by Holder upon exercise or conversion of any other instrument, would cause the Holder to own more than nine and ninety-nine-tenths percent (9.99%) of the Company's outstanding common stock (the "Ownership Limitation"), which Ownership Limitation shall be reduced to four and ninety-nine-tenths percent (4.99%) of the Company's outstanding common stock should the Company become a Reporting Company.

2. Manner of Exercise. In case of the purchase of less than all the Warrant Securities, at the request of the Holder the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof; provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder.

The Company shall cause the Warrant Securities to be delivered to the Holder within five (5) business days of any Exercise by the Holder (the "Issuance"), together with a Board of Directors resolution of the Company, and an attorney’s opinion letter, provided at the sole expense of the Company, addressed to the Company's transfer agent, verifying the validity of the Issuance to the Holder.

If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

3. Adjustment in Number of Shares

(A) Adjustment for Reclassifications. In case at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section l, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafte1 during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

(B) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant; upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or· property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property of any successor of the Company as the result of any reorganization, consolidation or merger, receivable upon the exercise of this Warrant after consummation of any reorganization, consolidation of merger.

4. No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

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5. No Stockholder Rights. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

6.          Cashless Exercise. In lieu of delivering the Exercise Price in Cash, Holder, at her option, may instruct the Company to retain, in payment of the Exercise Price, a number of the shares of Common Stock (the "Payment Shares") equal to the quotient of the aggregate Exercise Price of the Warrants then being exercised divided by the Market Price of such Payment Shares as of the date of exercise, and to deduct the number of Payment Shares from the shares of Common Stock to be delivered to such holder. For purposes of this Warrant, Market Price shall mean the closing bid price of the Company's common stock on the trading day immediately before the exercise date. Notwithstanding the above, this Section 6 shall only be applicable provided that the Company is trading on a recognized exchange on the date of exercise.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

7.          Exchange., This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of Joss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

8. Elimination of Fractional Interests.. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated hy rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

9. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Principal Value, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

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1O. Notices to Holder. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

(a)                  the Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)                the Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

( c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed, then, in any one or more said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

11. Transferability, This Warrant may be transferred or assigned by the Holder without notice or approval by the Company.

12.              Informational Requirements. The Company will transmit to the Holder such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

13.              Notice. Notices to be given to the Company or the Holder shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger, or by facsimile transmission, to the last known address for each party.

14. Consent to Jurisdiction or Service. The Company consents to the jurisdiction of any court of the State of Texas or Nevada, and of any federal court located in Texas or Nevada, in any action or proceeding arising out of or in connection with this Warrant, wherein said court shall apply Nevada law. The Company waives personal seivice of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, by cei1ified mail directed to the Company at the location provided in Section 13 hereof, or, in the alternative, in any other form or manner permitted by law.

15. Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

16. Attorneys Fees. In the event the Investors or any holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

17. Governing Law. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its Officer whose name appears below and to be delivered in Dallas, Texas on the 30th day of October, 2015.

Acknowledged:

By: /s/ Roy Meadows

Roy Meadows

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NOTICE OF EXERCISE TO: ROCKY MOUNTAIN HIGH BRANDS INC.

(1)                    The undersigned hereby elects to purchase shares of the common stock of Totally Hemp Crazy ,Inc., a Nevada corporation (the "Company"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any; or

The undersigned hereby elects to purchase shares of the common stock of the Company pursuant to the terms of the cashless exercise provisions set forth in Section 6 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)                  Please issue a certificate or certificates representing said shares of the Company's common stock in the name of the undersigned or in such other name as is specified below:

(Address). _

(Date) (Signature)

(Print name)

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